JANUS RETIREMENT ADVANTAGE
                           VARIABLE ANNUITY ISSUED BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                          WRL SERIES ANNUITY ACCOUNT B

                         SUPPLEMENT DATED JUNE 10, 1998
                                       TO
                          PROSPECTUS DATED MAY 1, 1998



         On or about June 10, 1998, Western Reserve Life Assurance Co. of Ohio ("Western Reserve") and several other applicants filed an application with the Securities and Exchange Commission seeking an order to permit Western Reserve to substitute shares of the Money Market Portfolio of the Janus Aspen Series (the "Money Market Portfolio") for shares of the Short-Term Bond Portfolio of the Janus Aspen Series (the "Short-Term Bond Portfolio") that are currently held by a corresponding Sub-Account of the WRL Series Annuity Account B (the "Account") under the Janus Retirement Advantage variable annuity contract (the "Contract"). To the extent required by law, Western Reserve will also obtain approvals of this substitution from the state insurance regulators in various jurisdictions.

         If the proposed substitution occurs, the Money Market Portfolio will replace the Short-Term Bond Portfolio as an investment option under the Contract as described in its May 1, 1998 prospectus.

         The investment objective of the Money Market Portfolio is to seek maximum current income consistent with stability of capital. An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. There is no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share. Contract owners and prospective purchasers should carefully read the prospectus for the Money Market Portfolio. It was attached to the May 1, 1998 prospectus for the Contract that was sent to owners around that date. Additional copies of the Portfolio's prospectus are available from Western Reserve by calling 1-800-504-4440.

         From the date of this Supplement (June 10, 1998) until 30 days after the date of the proposed substitution, each Contract owner will have the ability to make one transfer of all amounts he/she currently has invested in the Short-Term Bond Sub-Account to one other Sub-Account available under the Contract. That transfer will not count as one of the twelve free transfers permitted in a Contract Year. Also, Western Reserve will not exercise any rights it has reserved under the Contract to impose additional restrictions on transfers until at least thirty (30) days after the proposed substitution.

         If you have not transferred out of the Short-Term Bond Sub-Account by the date of the substitution, your Contract Value invested in the Short-Term Bond Sub-Account will be automatically transferred to the Sub-Account that invests in the Money Market Portfolio. After the substitution, each Contract owner affected by the substitution will be sent a written notice informing them that the substitution was carried out. They will be remind that they have 30 days from the date of the substitution during which they may make one transfer of all amounts involuntarily substituted into the Money Market Portfolio to another Sub-Account without that transfer counting as one of the twelve free transfers permitted in a Contract Year.

         This supplement should be retained with the Prospectus for future reference.